Sub-Item Q1(e)
                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

     This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco Aim agree as follows:

     1. Each Trust, for itself and its Funds, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Trust in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Trust invests (the "Waiver").

          i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Trust during the previous month in an Affiliated Money Market Fund.

          ii. The Waiver will not apply to those investing Trusts that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

          iii. The Waiver will not apply to cash collateral for securities lending.

          For purposes of the paragraph above, the following terms shall have the following meanings:

          (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended; and

          (b) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

     2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

     The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     Subject to the foregoing paragraphs, each of the Trusts and Invesco agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST
       INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
       INVESCO HIGH YIELD INVESTMENTS FUND, INC.
       INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
       INVESCO INSURED MUNICIPAL BOND TRUST
       INVESCO INSURED MUNICIPAL INCOME TRUST
       INVESCO INSURED MUNICIPAL SECURITIES
       INVESCO INSURED MUNICIPAL TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
       INVESCO MUNICIPAL PREMIUM INCOME TRUST
       INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
       INVESCO PRIME INCOME TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

            INVESCO QUALITY MUNICIPAL SECURITIES
            SHORT-TERM INVESTMENTS TRUST
            on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

            By:    /s/  John M. Zerr
                   -----------------------------------------------------
            Title: Senior Vice President

            INVESCO ADVISERS, INC.

            By:    /s/ John M. Zerr
                   -----------------------------------------------------
            Title: Senior Vice President

                          EXHIBIT A TO ADVISORY FEE MOA

              AIM EQUITY FUNDS
               (INVESCO EQUITY                                                                                           EXPIRATION
                   FUNDS)                                         WAIVER DESCRIPTION                    EFFECTIVE DATE      DATE
-------------------------------------------   -------------------------------------------------------   --------------   ----------
Invesco Constellation Fund                    Invesco will waive advisory fees to the extent               3/27/2006     12/31/2012
                                              necessary so that advisory fees Invesco receives do not
                                              exceed the annualized rates listed below.
                                              0.695% of the first $250M
                                              0.615% of the next $4B
                                              0.595% of the next $750M
                                              0.57% of the next $2.5B
                                              0.545% of the next $2.5B
                                              0.52% of the excess over $10B

               AIM TAX-EXEMPT
             FUNDS (INVESCO TAX-                                                                                         EXPIRATION
                EXEMPT FUNDS)                                     WAIVER DESCRIPTION                    EFFECTIVE DATE      DATE
-------------------------------------------   -------------------------------------------------------   --------------   ----------
Invesco Van Kampen Intermediate Term          Invesco will waive advisory fees in the amount of 0.10%      2/12/2010     6/30/2012
Municipal Income Fund                         of the Fund's average daily net assets

Invesco Van Kampen New York Tax Free Income   Invesco will waive advisory fees in the amount of 0.25%      2/12/2010     6/30/2012
Fund                                          of the Fund's average daily net assets

               AIM TREASURER'S
                SERIES TRUST
            (INVESCO TREASURER'S                                                                                         EXPIRATION
                SERIES TRUST)                                     WAIVER DESCRIPTION                    EFFECTIVE DATE      DATE
-------------------------------------------   -------------------------------------------------------   --------------   ----------
Premier Portfolio                             Invesco will waive advisory fees in the amount of 0.07%      2/1/2011      12/31/2012
                                              of the Fund's average daily net assets

Premier U.S. Government Money Portfolio       Invesco will waive advisory fees in the amount of 0.07%      2/1/2011      12/31/2012
                                              of the Fund's average daily net assets

                                   EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                                   EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco California Tax-Free Income Fund                   February 12, 2010    June 30, 2012
Invesco Core Plus Bond Fund                                 June 2, 2009       June 30, 2012
Invesco Equally-Weighted S&P 500 Fund                     February 12, 2010    June 30, 2012
Invesco Floating Rate Fund                                  July 1, 2007       June 30, 2012
Invesco S&P 500 Index Fund                                February 12, 2010    June 30, 2012
Invesco Select Real Estate Income Fund                      July 1, 2007       June 30, 2012
Invesco Structured Core Fund                                July 1, 2007       June 30, 2012
Invesco Van Kampen American Franchise Fund                February 12, 2010    June 30, 2012
Invesco Van Kampen Equity and Income Fund                 February 12, 2010    June 30, 2012
Invesco Van Kampen Growth and Income Fund                 February 12, 2010    June 30, 2012
Invesco Van Kampen Pennsylvania Tax Free Income Fund      February 12, 2010    June 30, 2012
Invesco Van Kampen Small Cap Growth Fund                  February 12, 2010    June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                                   EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco Capital Development Fund                            July 1, 2007       June 30, 2012
Invesco Charter Fund                                        July 1, 2007       June 30, 2012
Invesco Constellation Fund                                  July 1, 2007       June 30, 2012
Invesco Disciplined Equity Fund                             July 14, 2009      June 30, 2012
Invesco Diversified Dividend Fund                           July 1, 2007       June 30, 2012
Invesco Summit Fund                                         July 1, 2007       June 30, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco European Small Company Fund                         July 1, 2007       June 30, 2012
Invesco Global Core Equity Fund                             July 1, 2007       June 30, 2012
Invesco International Small Company Fund                    July 1, 2007       June 30, 2012
Invesco Small Cap Equity Fund                               July 1, 2007       June 30, 2012

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco Convertible Securities Fund                       February 12, 2010    June 30, 2012
Invesco Global Equity Fund                                  July 1, 2007       June 30, 2012
Invesco Mid Cap Core Equity Fund                            July 1, 2007       June 30, 2012
Invesco Small Cap Growth Fund                               July 1, 2007       June 30, 2012
Invesco Van Kampen Leaders Fund                           February 12, 2010    June 30, 2012
Invesco Van Kampen U.S. Mortgage Fund                     February 12, 2010    June 30, 2012

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco Asia Pacific Growth Fund                            July 1, 2007       June 30, 2012
Invesco European Growth Fund                                July 1, 2007       June 30, 2012
Invesco Global Growth Fund                                  July 1, 2007       June 30, 2012
Invesco Global Small & Mid Cap Growth Fund                  July 1, 2007       June 30, 2012
Invesco International Growth Fund                           July 1, 2007       June 30, 2012
Invesco International Core Equity Fund                      July 1, 2007       June 30, 2012

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco Balanced-Risk Allocation Fund*                      May 29, 2009       June 30, 2012
Invesco Balanced-Risk Commodity Strategy Fund**           November 29, 2010    June 30, 2012
Invesco China Fund                                          July 1, 2007       June 30, 2012
Invesco Commodities Strategy Fund***                      February 12, 2010    June 30, 2012
Invesco Developing Markets Fund                             July 1, 2007       June 30, 2012
Invesco Emerging Markets Equity Fund                        May 11, 2011       June 30, 2012
Invesco Emerging Market Local Currency Debt Fund            June 14, 2010      June 30, 2012
Invesco Endeavor Fund                                       July 1, 2007       June 30, 2012
Invesco Global Advantage Fund                             February 12, 2010    June 30, 2012
Invesco Global Health Care Fund                             July 1, 2007       June 30, 2012
Invesco International Total Return Fund                     July 1, 2007       June 30, 2012
Invesco Pacific Growth Fund                               February 12, 2010    June 30, 2012
Invesco Premium Income Fund                               December 13, 2011    June 30, 2012
Invesco Small Companies Fund                                July 1, 2007       June 30, 2012

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco Dynamics Fund                                       July 1, 2007       June 30, 2012
Invesco Global Real Estate Fund                             July 1, 2007       June 30, 2012
Invesco High Yield Fund                                     July 1, 2007       June 30, 2012
Invesco High Yield Securities Fund                        February 12, 2010    June 30, 2012
Invesco Limited Maturity Treasury Fund                      July 1, 2007       June 30, 2012
Invesco Money Market Fund                                   July 1, 2007       June 30, 2012
Invesco Municipal Bond Fund                                 July 1, 2007       June 30, 2012
Invesco Real Estate Fund                                    July 1, 2007       June 30, 2012
Invesco Short Term Bond Fund                                July 1, 2007       June 30, 2012
Invesco U.S. Government Fund                                July 1, 2007       June 30, 2012
Invesco Van Kampen Corporate Bond Fund                    February 12, 2010    June 30, 2012

----------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.

** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.

*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.

                                                                  Sub-Item Q1(e)

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco Energy Fund                                         July 1, 2007       June 30, 2012
Invesco Gold & Precious Metals Fund                         July 1, 2007       June 30, 2012
Invesco Leisure Fund                                        July 1, 2007       June 30, 2012
Invesco Technology Fund                                     July 1, 2007       June 30, 2012
Invesco Technology Sector Fund                            February 12, 2010    June 30, 2012
Invesco U.S. Mid Cap Value Fund                           February 12, 2010    June 30, 2012
Invesco Utilities Fund                                      July 1, 2007       June 30, 2012
Invesco Value Fund                                        February 12, 2010    June 30, 2012
Invesco Van Kampen American Value Fund                    February 12, 2010    June 30, 2012
Invesco Van Kampen Comstock Fund                          February 12, 2010    June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund                    February 12, 2010    June 30, 2012
Invesco Van Kampen Small Cap Value Fund                   February 12, 2010    June 30, 2012
Invesco Van Kampen Value Opportunities Fund               February 12, 2010    June 30, 2012

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco High Income Municipal Fund                          July 1, 2007       June 30, 2012
Invesco Tax-Exempt Cash Fund                                July 1, 2007       June 30, 2012
Invesco Tax-Free Intermediate Fund                          July 1, 2007       June 30, 2012
Invesco Van Kampen High Yield Municipal Fund              February 12, 2010    June 30, 2012
Invesco Van Kampen Intermediate Term Municipal Income
   Fund                                                   February 12, 2010    June 30, 2012
Invesco Van Kampen Municipal Income Fund                  February 12, 2010    June 30, 2012

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco V.I. Balanced-Risk Allocation Fund****            December 22, 2010    June 30, 2012
Invesco V.I. Basic Value Fund                               July 1, 2007       June 30, 2012
Invesco V.I. Capital Appreciation Fund                      July 1, 2007       June 30, 2012
Invesco V.I. Capital Development Fund                       July 1, 2007       June 30, 2012
Invesco V.I. Core Equity Fund                               July 1, 2007       June 30, 2012
Invesco V.I. Diversified Income Fund                        July 1, 2007       June 30, 2012
Invesco V.I. Dividend Growth Fund                         February 12, 2010    June 30, 2012
Invesco V.I. Global Health Care Fund                        July 1, 2007       June 30, 2012
Invesco V.I. Global Real Estate Fund                        July 1, 2007       June 30, 2012
Invesco V.I. Government Securities Fund                     July 1, 2007       June 30, 2012
Invesco V.I. High Yield Fund                                July 1, 2007       June 30, 2012
Invesco V.I. High Yield Securities Fund                   February 12, 2010    June 30, 2012
Invesco V.I. International Growth Fund                      July 1, 2007       June 30, 2012
Invesco V.I. Leisure Fund                                   July 1, 2007       June 30, 2012
Invesco V.I. Mid Cap Core Equity Fund                       July 1, 2007       June 30, 2012
Invesco V.I. Money Market Fund                              July 1, 2007       June 30, 2012
Invesco V.I. S&P 500 Index Fund                           February 12, 2010    June 30, 2012
Invesco V.I. Select Dimensions Equally-Weighted S&P 500
   Fund                                                   February 12, 2010    June 30, 2012
Invesco V.I. Small Cap Equity Fund                          July 1, 2007       June 30, 2012
Invesco V.I. Technology Fund                                July 1, 2007       June 30, 2012

----------
**** Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk
     Allocation Fund also include an amount equal to advisory fees that Invesco receives from any money market fund or similarly pooled cash equivalent investment vehicle advised by Invesco and/or Invesco's affiliates in which Invesco Cayman Commodity Fund IV, Ltd. invests.

Invesco V.I. Utilities Fund                                 July 1, 2007       June 30, 2012
Invesco Van Kampen V.I. Capital Growth Fund               February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Comstock Fund                     February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Equity and Income Fund            February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Global Value Equity Fund          February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Growth and Income Fund            February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Mid Cap Growth Fund               February 12, 2010    June 30, 2012
Invesco Van Kampen V.I. Mid Cap Value Fund                February 12, 2010    June 30, 2012

                          SHORT-TERM INVESTMENTS TRUST

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Government TaxAdvantage Portfolio                           July 1, 2007       June 30, 2012
STIC Prime Portfolio                                        July 1, 2007       June 30, 2012
Treasury Portfolio                                          July 1, 2007       June 30, 2012

                                CLOSED-END FUNDS

FUND                                                        EFFECTIVE DATE    COMMITTED UNTIL
-------------------------------------------------------   -----------------   ---------------
Invesco California Insured Municipal Income Trust           June 1, 2010       June 30, 2012
Invesco California Quality Municipal Securities             June 1, 2010       June 30, 2012
Invesco High Yield Investments Fund, Inc.                   June 1, 2010       June 30, 2012
Invesco Insured California Municipal Securities             June 1, 2010       June 30, 2012
Invesco Insured Municipal Bond Trust                        June 1, 2010       June 30, 2012
Invesco Insured Municipal Income Trust                      June 1, 2010       June 30, 2012
Invesco Insured Municipal Securities                        June 1, 2010       June 30, 2012
Invesco Insured Municipal Trust                             June 1, 2010       June 30, 2012
Invesco Municipal Income Opportunities Trust                June 1, 2010       June 30, 2012
Invesco Municipal Income Opportunities Trust II             June 1, 2010       June 30, 2012
Invesco Municipal Income Opportunities Trust III            June 1, 2010       June 30, 2012
Invesco Municipal Premium Income Trust                      June 1, 2010       June 30, 2012
Invesco New York Quality Municipal Securities               June 1, 2010       June 30, 2012
Invesco Prime Income Trust                                  June 1, 2010       June 30, 2012
Invesco Quality Municipal Income Trust                      June 1, 2010       June 30, 2012
Invesco Quality Municipal Investment Trust                  June 1, 2010       June 30, 2012
Invesco Quality Municipal Securities                        June 1, 2010       June 30, 2012